GREAT-WEST FUNDS, INC.
(“Great-West Funds”)
Great-West MFS International Value Fund
(the “Fund”)
Initial Class and Class L Shares

Supplement dated June 19, 2014 to the Prospectus and Summary Prospectus for
Great-West MFS International Value Fund, each dated May 1, 2014, and the Statement of
Additional Information for Great-West Funds, Inc., dated May 1, 2014

Effective September 30, 2014, Pablo de la Mata will join Benjamin Stone and Barnaby Wiener as a portfolio manager for the Fund, and the following changes are made to the Prospectus, Summary Prospectus and Statement of Additional Information, as applicable:

The following is added to the section entitled “Portfolio Managers” on page 5 of the Prospectus and Summary Prospectus:

Pablo de la Mata	Investment Officer	September 2014

The information regarding the portfolio managers for the Fund under the section entitled “Sub-Adviser” on page 11 of the Prospectus is deleted and replaced with the following:

“The Fund is managed by Benjamin Stone, Barnaby Wiener and Pablo de la Mata. Mr. Stone, Investment Officer, has been a portfolio manager of the MFS International Value Fund since November 2008 and has been employed in the investment area of MFS since 2005. Mr. Wiener, Investment Officer, has been a portfolio manager of the MFS International Value Fund since January 2003 and has been employed in the investment area of MFS since 1998. Mr. de la Mata, Investment Officer, has been a portfolio manager of the MFS International Value Fund since September 30, 2014 and has been employed in the investment area of MFS since 2008.”

As it relates to the Fund, the section entitled “Other Accounts Managed” on pages 60-61 of the Statement of Additional Information is deleted and replaced with the following:

“The Great-West MFS International Value Fund is managed by Benjamin Stone, Barnaby Wiener and Pablo de la Mata. The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2013.

	AUM Based Fees						Performance Based Fees*
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Benjamin Stone	8	20,613	6	6,523	31	7,587	0	0	0	0	2	729
Barnaby Wiener	8	20,613	6	4,163	24	6,611	0	0	0	0	2	729
Pablo de la Mata**	0	0	1	86	0	0	0	0	0	0	0	0
*Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager's compensation is not determined by reference to the level of performance fees received by MFS.
**Information is as of May 31, 2014.”

The section entitled “Compensation” on pages 61-62 of the Statement of Additional Information is deleted and replaced with the following:

“Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2013, portfolio manager total cash compensation is a combination of base salary and performance bonus:

(i)    Base Salary - Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

(ii)    Performance Bonus - Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2013, the following benchmarks were used to measure the portfolio managers’ performance for the Funds:

Portfolio Manager	Benchmarks
Great-West MFS International Growth Fund
Marcus L. Smith	MSCI EAFE (Europe, Australasia, Far East) Index
Daniel Ling	MSCI EAFE (Europe, Australasia, Far East) Index
Great-West MFS International Value Fund
Benjamin Stone	MSCI EAFE (Europe, Australasia, Far East) Value Index
Barnaby Wiener	MSCI EAFE (Europe, Australasia, Far East) Value Index
Pablo de la Mata*	N/A
*As of September 30, 2014, Mr. de la Mata will be added as a portfolio manager of the Great-West MFS International Value Fund. As of December 31, 2013, no benchmarks were used to measure the performance of Mr. de la Mata for the Fund because he was not a portfolio manager of the Fund at that time.

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from Fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.”

Effective December 31, 2014, Barnaby Wiener will relinquish his portfolio management responsibilities for the Fund, and all references to Mr. Wiener in the Prospectus, Summary Prospectus and Statement of Additional Information are removed.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus, Summary Prospectus and Statement of Additional Information.

Please keep this Supplement for future reference.